Investment in associated companies	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Investment in associated companies
Impairment loss on marketable securities and investments in associated companies

We have recognized the following impairments on our marketable securities and investments in associated companies:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018*	Year ended December 31, 2017	Year ended December 31, 2016
Impairments of Marketable securities (refer to Note 15)
Seadrill Partners - Common Units	—	—	—	153
Total impairment of marketable securities investments (reclassification from OCI)	—	—	—	153

Impairments of Investment in associated companies and joint ventures (refer to Note 18)
Seadrill Partners - Total direct ownership investments	—	—	723	400
Seadrill Partners - Subordinated units	—	—	82	180
Seadrill Partners - Seadrill member interest and IDRs	—	—	—	73
SeaMex Limited	—	—	36	76
Itaunas Drilling, Camburi Drilling, and Sahy Drilling	—	—	—	13
Total impairment of investments in associated companies and joint ventures	—	—	841	742

Total impairment of investments	—	—	841	895

*On emergence from Chapter 11, the carrying value of our investments in associated companies and joint ventures were adjusted to fair value resulting in a loss recognized in the Consolidated Statement of Operations in "Reorganization items" for the period from January 1, 2018 through July 1, 2018 (Predecessor). For further information, refer to Note 5 - Fresh start accounting.

Impairment loss recognized for the year ended December 31, 2017 (Predecessor)

Seadrill Partners - Subordinated units and direct ownership interests - Impairment of Equity Method Investment
Whilst the investments in Seadrill Partners held under the equity method are not publicly traded, the value of the publicly traded units remained lower than the carrying value ascribed to the equity method investments using managements assumptions for a sustained period. We determined this to be representative of an indicator of other than temporary impairment and performed a test of impairment at December 31, 2017.

As at December 31, 2017, the carrying value of the subordinated units was found to exceed the fair value by $82 million, and the carrying value of the direct ownership interests was found to exceed the fair value by $723 million. We recognized this impairment of the investments within “Loss on impairment of investments” in the Consolidated Statement of Operations.

The fair value of these investments were derived using an income approach, which discounts future free cash flows (“DCF model”). The estimated future free cash flows associated with the investments are primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures, applicable tax rates and industry conditions. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total and discounted using an estimated market participant weighted average cost of capital of 9.75%. The DCF model derived an enterprise value of the investments, after which associated debt was subtracted to provide equity values. The implied valuation of Seadrill Partners derived from the DCF model was crosschecked against the market price of Seadrill Partners’ common units. Due to the significant influence we have on Seadrill Partners, there is in implied significant influence premium, which represents the additional value we would place over and above the market price of Seadrill Partners in order to maintain this significant influence. This is similar in thought to an implied control premium. We have evaluated the difference by reviewing the implied control premium as compared to other market transactions within the industry. We deem the implied control premium to be reasonable in the context of the data considered.

The assumptions used in the DCF model were derived from significant unobservable inputs (representative of Level 3 inputs for Fair Value Measurement) and are based on management’s judgments and assumptions available at the time of performing the impairment test. We employ significant judgment in developing these estimates and assumptions including the following:

•	forecast dayrates for our drilling contracts;

•	utilization rates;

•	operating costs and overheads;

•	estimated annual capital expenditure, cost of rig replacement and/or enhancement programs;

•	estimated maintenance, inspections or other costs associated with a rig after completion/termination of the contract;

•	remaining useful life of each rig; and

•	estimated tax rates.

The underlying assumptions and assigned probabilities of occurrence for utilization and dayrate scenarios were developed using a methodology that examines historical data for each rig, which considers the rig’s age, rated water depth and other attributes and then assesses its future marketability in light of the current and projected market environment at the time of assessment. Other assumptions, such as operating, maintenance and inspection costs, are estimated using historical data adjusted for known developments and future events that are anticipated by management at the time of the assessment. Management’s assumptions are necessarily subjective and are an inherent part of our asset impairment evaluation, and the use of different assumptions could produce results that differ from those reported. Management’s assumptions involve uncertainties about future demand for our services, dayrates, expenses and other future events, and management’s expectations may not be indicative of future outcomes. Significant unanticipated changes to these assumptions could materially alter our analysis in testing an asset for potential impairment.

SeaMex Limited - Impairment of investment in Joint Venture
The deteriorating market conditions in the oil and gas industry and supply and demand conditions in the offshore drilling sector in which SeaMex operates is considered to be an indicator of impairment. We determined the length and severity of the deterioration of market conditions to be representative of an other than temporary impairment. As such we measured and recognized an other than temporary impairment of the investment in SeaMex as at December 31, 2017.

The fair value was derived using an income approach, which discounts future free cash flows (“DCF model”). The estimated future free cash flows associated with the investment were primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures and applicable tax rates. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total and discounted using an estimated market participant weighted average cost of capital of 10.25%. The DCF model derived an enterprise value of the investments, after which associated debt was subtracted to provide equity values.

The carrying value of the investment was found to exceed the fair value by $36 million. We have recognized this impairment of the investments within “Loss on impairment of investments” in the Consolidated Statement of Operations.

The assumptions used in the DCF model were derived from unobservable inputs (level 3) and are based on management’s judgments and assumptions available at the time of performing the impairment test. The use of different assumptions, particularly with regard to the most sensitive assumptions concerning estimated future dayrates and utilization and the assumed market participant discount rate, would have a material impact on the impairment charge recognized and our Consolidated Statement of Operations. In addition, if actual events differ from management’s estimates, or to the extent that these estimates are adjusted in the future, our financial condition and results of operations could be affected in the period of any such change of estimate.

Impairment loss recognized for the year ended December 31, 2016 (Predecessor)

Seadrill Partners - Common Units - Impairment of marketable securities
During the period between September 30, 2015 and September 30, 2016, Seadrill Partners’ unit price fell by approximately 62%, on both a spot price and trailing three-month average basis. Management determined that the investment in Seadrill Partners’ common units was other than temporarily impaired due to the length and severity of the reduction in value below historic cost. As a result, we impaired the investment, recognizing an impairment charge of $153 million within "Loss on impairment of investments". This impairment charge includes a reclassification of losses previously recognized within Other Comprehensive Income.

Seadrill Partners - Subordinated units and direct ownership interests - Impairment of Equity Method Investment
As at September 30, 2016, the carrying value of the subordinated units was found to exceed the fair value by $180 million, and the carrying value of the direct ownership interests was found to exceed the fair value by $400 million. We recognized this impairment of the investments within “Loss on impairment of Investments” in the Consolidated Statement of Operations. In the period from September 30, 2016 to December 31, 2016 no additional impairment was recognized due to the increase in the value of the traded units.

The assumptions used in the DCF model were derived from unobservable inputs (classified as level 3) and are based on management’s judgments and assumptions available at the time of performing the impairment test.

Seadrill Partners - Member interest - Impairment of Cost method investments
As at September 30, 2016, the reduction in value of the Seadrill Partners common units was determined to be an indicator of impairment of the Seadrill member interest. The fair value was determined using the Monte Carlo model, updated for applicable assumptions as at September 30, 2016. The carrying value of the investment was found to exceed the fair value by $73 million. We recognized this impairment within “Loss on impairment of Investments” in the Consolidated Statement of Operations.

The assumptions used in the Monte Carlo model were derived from both observable and unobservable inputs (classified as level 3) and are based on management’s judgments and assumptions available at the time of performing the impairment test.

SeaMex Limited - Impairment of investment in Joint Venture
As at September 30, 2016, the deteriorating market conditions in the oil and gas industry and supply and demand conditions in the offshore drilling sector in which SeaMex operates is considered to be an indicator of impairment. We have determined the length and severity of the deterioration of market conditions to be representative of an other than temporary impairment. As such we measured and recognized an other than temporary impairment of the investment.

The fair value was derived using an income approach, which discounts future free cash flows (“DCF model”). The estimated future free cash flows associated with the investment were primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures and applicable tax rates. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total and discounted using an estimated market participant weighted average cost of capital of 11%. The DCF model derived an enterprise value of the investments, after which associated debt was subtracted to provide equity values.

The carrying value of the investment was found to exceed the fair value by $76 million. We recognized this impairment of the investments within “Loss on impairment of investments” in the Consolidated Statement of Operations.

Itaunas Drilling, Camburi Drilling, and Sahy Drilling - Impairment of investment in Joint Venture
Itaunas Drilling BV, Camburi Drilling BV and Sahy Drilling BV are joint ventures which each have a contract to construct one drillship. The joint ventures are owned 70% by Sete International (a subsidiary of Sete Brasil Participacoes SA) and 30% by us.

During the year ended December 31, 2016, due to the deteriorating market conditions in the offshore drilling industry, the uncertainty around the financial condition of Sete Brasil Participacoes SA, and the uncertainty around the recoverability of the investments, we recognized an other than temporary impairment of $13 million to write down the value of these investments to nil. We recognized this impairment within “Loss on impairment of investments” in the Consolidated Statement of Operations.

Investment in associated companies

We have the following investments in associated companies:

	Successor	Predecessor
Ownership percentage	December 31, 2018	December 31, 2017
Seadrill Partners and Seadrill Partner subsidiaries ("SDLP investments") (a) (b)	(a)	(a)
Seabras Sapura (b)	50.0%	50.0%
SeaMex Ltd. ("SeaMex") (b)	50.0%	50.0%

(a)	Refer to the Seadrill Partners subsidiaries paragraph below for additional information.

(b)	For transactions with related parties refer to Note 30 - Related party transactions.

SDLP investments

SDLP investments consist of the following:

(a) Subordinated units - Our holdings of subordinated units of Seadrill Partners are accounted for under the equity method on the basis that the subordinated units are considered to be ‘in-substance common stock’. The subordination period will end on the satisfaction of various tests as prescribed in the Operating Agreement of Seadrill Partners. Upon the expiration of the subordination period, the subordinated units will convert into Common Units. Our holding in the subordinated units represents 18% of the limited partner interests in Seadrill Partners.

(b) Direct ownership interests - All of our direct ownership interests in subsidiaries of Seadrill Partners are accounted for under the equity method. We deem these investments to represent significant influence over the investees through their voting rights and by virtue of Seadrill’s representation on the Board of Seadrill Partners. We hold ownership interests in the following entities controlled by Seadrill Partners as at December 31, 2018:

i.	42% in Seadrill Operating LP: Seadrill Operating LP is a limited partnership and is controlled by its General Partner, Seadrill Operating GP LLC, which is wholly owned by Seadrill Partners.

ii.	49% Seadrill Capricorn Holdings LLC: Seadrill Capricorn Holdings LLC is a limited liability company. There is only one class of member interest which is deemed to represent voting common stock.

iii.
39% in Seadrill Deepwater Drillship Ltd and 49% indirect interest in Seadrill Mobile Units (Nigeria) Ltd.: Both entities are limited companies and only have one class of stock, which is deemed to represent voting common stock.

(c) Member interests and IDR's - Seadrill applies the cost method to account for its investment in Seadrill member interest and Incentive Distribution Rights (“IDR’s”) on the basis that they do not represent common stock interests and their fair value is not readily determinable. The investments are held at cost less impairment.

Seabras Sapura
Seabras Sapura is 50% owned by Sapura Energy, and 50% owned by Seadrill. We account for our 50% investment in Seabras Sapura under the equity method.

SeaMex
We own a 50% equity interest in SeaMex. The remaining 50% is owned by Fintech. We account for our 50% investment in the joint venture under the equity method.

Share in results from associated companies
Our share in results of our associated companies (net of tax) were as follows:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Seadrill Partners - Direct ownership interests	(82)	77	82	216
Seadrill Partners - Subordinated units	(20)	22	22	44
Seabras Sapura	24	46	80	62
SeaMex	(12)	4	—	20
Archer	—	—	(10)	(59)
Total share in results from associated companies (net of tax)	(90)	149	174	283

Summary of Consolidated Statements of Operations for our equity method investees

On emergence from bankruptcy, our equity method investments were measured at fair value which resulted in a different basis from the underlying carrying values of the investees' net assets at the date of emergence. The basis differences comprise of (i) drilling unit basis differences which are depreciated over the remaining useful life of the associated asset and (ii) contract basis differences which are amortized over the remaining term of the contract. The unwinding of the basis difference is recognized as a "Share in results from associated companies" in the Consolidated Statement of Operations.

The results of the Direct ownership interests in the SDLP companies and our share in those results (net of tax) were as follows:

SDLP	Successor	Predecessor
(in $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Operating revenues	426	612	1,128	1,600
Net operating income	100	257	464	818
Net income	(127)	201	235	546

Net (loss)/income allocated to SDLP direct ownership interests	(59)	77	93	254
Amortization of basis differences	(23)	—	(11)	(38)
Share in results of SDLP direct investments	(82)	77	82	216

Net (loss)/income allocated to SDLP subordinated units	(15)	22	24	49
Amortization of basis differences	(5)	—	(2)	(5)
Share in results of SDLP subordinated units	(20)	22	22	44

The results of the Seabras Sapura companies and our share in those results (net of tax) were as follows:

Seabras Sapura	Successor	Predecessor
(in $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Operating revenues	232	241	487	389
Net operating income	124	125	244	201
Net income	88	92	160	124

Seadrill ownership percentage	50%	50%	50%	50%
Share of net income	44	46	80	62

Amortization of basis differences	(20)	—	—	—
Total basis difference	(20)	—	—	—
Share in results from Seabras Sapura (net of tax)	24	46	80	62

The results of the SeaMex companies and our share in those results (net of tax) were as follows:

SeaMex	Successor	Predecessor
(in $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Operating revenues	118	121	239	280
Net operating income	40	40	80	119
Net income	4	7	—	40

Seadrill ownership percentage	50%	50%	50%	50%
Share of net income	2	4	—	20

Amortization of basis differences	(14)	—	—	—
Total basis difference	(14)	—	—	—
Share in results from SeaMex (net of tax)	(12)	4	—	20

Book value of our investments in associated companies

At the year end, the book values of our investments in our associated companies were as follows:

	Successor	Predecessor
(In $ millions)	December 31, 2018	December 31, 2017
Seadrill Partners - Direct ownership interests	479	857
Seadrill Partners subsidiaries - Subordinated units	17	97
Seadrill Partners subsidiaries - IDRs	54	64
Seabras Sapura	209	353
SeaMex	41	102
Total	800	1,473

Quoted market prices for all of our other equity investments are not available because, other than Seadrill Partners Common Units, these companies are not publicly traded. Seadrill Partners subordinated units are not traded as we own 100% of them and hence have no quoted market price.

Summarized Consolidated Balance sheets for our equity method investees

The summarized balance sheets of the directly owned SDLP companies at the year and our share of recorded equity in those companies was as follows:

SDLP	Successor	Predecessor
(in $ millions)	December 31, 2018	December 31, 2017
Current assets	1,110	1,214
Non-current assets	5,076	5,317
Current liabilities	(433)	(546)
Non-current liabilities	(3,039)	(3,284)
Net Assets	2,714	2,701

Seadrill share of book equity	1,399	1,398
Basis difference allocated to rigs	(1,019)	—
Basis difference allocated to contracts	99	—
Prior period impairments and other adjustments	—	(541)
SDLP book equity allocated to direct investments	479	857

SDLP book equity allocated to subordinated units (1)	17	97
(1)    Seadrill Partners subordinated units have a lock-up period during which they have subordinated liquidation and dividend rights. On application of fresh start accounting the units were valued with reference to the market price of common units and adjusted for a discount for lack of marketability (because of the subordination period). The value of the subordinated units on application of fresh start accounting was $37 million. Since application of fresh start accounting we allocated a share of the net loss incurred by Seadrill Partners to the subordinated units using a Hypothetical Liquidation at Book Value methodology. We allocated a net loss of $20 million for the period from July 2, 2018 through December 31, 2018. After allocating this loss the remaining balance of the investment in subordinated units at December 31, 2018 was $17 million.

The summarized balance sheets of the Seabras Sapura companies at the year and our share of recorded equity in those companies was as follows:

Seabras Sapura	Successor	Predecessor
(in $ millions)	December 31, 2018	December 31, 2017
Current assets	255	467
Non-current assets	1,567	1,630
Current liabilities	(599)	(673)
Non-current liabilities	(637)	(1,014)
Net Assets	586	410
Seadrill ownership percentage	50%	50%
Seadrill share of book equity	293	205

Shareholder loans held as equity	125	148
Basis difference allocated to rigs	(387)	—
Basis difference allocated to contracts	178	—
Total adjustments	(84)	148
Book value of Seadrill investment	209	353
The summarized balance sheets of the SeaMex companies at the year and our share of recorded equity in those companies was as follows:

SeaMex	Successor	Predecessor
(in $ millions)	December 31, 2018	December 31, 2017
Current assets	253	294
Non-current assets	977	1,036
Current liabilities	(149)	(222)
Non-current liabilities	(627)	(666)
Net Assets	454	442
Seadrill ownership percentage	50%	50%
Seadrill share of book equity	227	221

Prior period impairments and other adjustments	—	(119)
Basis difference allocated to rigs	(357)	—
Basis difference allocated to contracts	171	—
Total adjustments	(186)	(119)
Book value of Seadrill investment	41	102